Procter & Gamble Earnings Release: Q1 FY 2014

October 25, 2013

P&G

July-Sept 2013 (Q1 FY 14)

Business Results

Bounty
Pampers
bounce
Bold
Ace
IAMS
EUKANUBA
ARIEL
Prilosec
Dash
Luvs
Charmin
Cascade
Fixodent
DURACELL

Jul – Sept 13 (Q1 FY 14) Results

Organic Sales Growth

6%
5%
4%
3%
2%
1%
0%
Organic sales growth was broad-based with all segments in-line or growing versus year ago.
2%
3%
3%
4%
4%
JAS 12
OND 12
JFM 13
AMJ 13
JAS 13

Jul – Sept 13 (Q1 FY 14) Results
Market Share

- Global value share ~20%
- % of Sales Holding/Growing Share ~66%

Jul - Sept 13 (Q1 FY 14) Results

Core EPS Growth

15.0%
10.0%
5.0%
0.0%
-5.0%
5%
12%
5%
-4%
-1%
JAS 12
OND 12
JFM 13
AMJ 13
JAS 13

Core EPS includes 200 basis points of productivity improvements and cost savings that were more than offset by mix, FX, manufacturing start-up costs and commodity costs.

FX was a 9% headwind to the bottom-line. Excluding FX, Core EPS was up 8% versus the prior year.

Results-To-Date
Non-Core Restructuring Spending

($MM Before Tax)	FY 14 JAS
Cost of Goods Sold	$62
SG&A	$5
Total Non-Core Restructuring	$67

Business Segments

Bounty
Pampers
bounce
Bold
Ace
IAMS
EUKANUBA
ARIEL
Prilosec
Dash
Luvs
Charmin
Cascade
Fixodent

Jul – Sept 13 (Q1 FY 14) Results
Beauty Segment

1%
2%
Organic Sales
Organic Volume

- Flat Pricing, -1% Mix
- Organic Volume: ↑ Low singles Developed, ↑ Low singles Developing
- P&G global value share declined 0.2 points

Jul – Sept 13 (Q1 FY 14) Results
Beauty Segment

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Hair Care	+	~=	+
Skin Care	-	~=	-
Cosmetics	++	++	++
Personal Cleansing	++	++	++
Deodorants	++	+	++
Salon Professional	-	-	-
Prestige	-	-	++

- ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 4%.

Jul – Sept 13 (Q1 FY 14) Results

Global Beauty Highlights

- Hair Care volume increased in 4 of 5 regions, and global value share was flat. North America volume was up and value share was flat behind the launch of Vidal Sassoon Pro Series and Pantene Expert collection.

- Personal Cleansing shipments increased high single digits, and global value share was up. Growth was strong in the U.S. driven by commercial and product innovation on Olay and Old Spice and in China behind recent Olay innovation.

- Antiperspirants and deodorants (APDO) volume was up mid-single digits with 4 of 5 regions growing. U.S. APDO value share grew over 1.5 points versus year ago driven by recent innovation in both Secret and Old Spice.

- U.S. Skin Care volume was up as recent innovations in the U.S. and supply improvements have resulted in sales improvement.

- U.S. Cosmetics shipments increased double digits, and value share was up 0.5 points versus year ago behind strength in U.S. Covergirl.

- Salon Professional sales were flat as positive mix driven by Nioxin, premium innovations and pricing improvements were off-set by market challenges in southern Europe and Latin America.

- Prestige organic sales were flat as growth from recent Gucci and Dolce & Gabbana new product launches was off-set by softness in Western Europe primarily due to innovation timing.

Jul – Sept 13 (Q1 FY 14) Results

Grooming Segment

1%
0%
Organic Sales
Organic Volume

- +1% Pricing, Flat Mix
- Organic Volume: ↓ Low singles Developed, ↑ Low singles Developing
- P&G global value share increased 0.2 points

Jul – Sept 13 (Q1 FY 14) Results

Grooming Segment

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Blades & Razors	~=	-	+
Pre & Post Shave	++	++	++
Braun & Appliances	+	~=	++

• ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%;
- represents decline greater than 1%. Company average = 4%.

Jul – Sept 13 (Q1 FY 14) Results

Global Grooming Highlights

- Blades & Razors volume and global value share were in-line with year ago. Greater China value share increased over 3 points led by the recent launches of Fusion ProGlide and Venus. U.S. value share was down as share growth in Fusion was more than off-set by declines in the disposable segment driven by increased competitive activity.

- Appliances organic shipments were up largely due to the launch of the CoolTec dry shaver in the U.S. and Western Europe.

Jul – Sept 13 (Q1 FY 14) Results
Health Care Segment

0%
-1%
Organic Sales
Organic Volume

- +2% Pricing, -1% Mix
- Organic Volume: ↓ Low singles Developed, ↑ Low singles Developing
- P&G global value share declined 0.4 points

Jul – Sept 13 (Q1 FY 14) Results
Health Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Oral Care	~=	-	++
Personal Health Care	~=	~=	~=
Pet Care	-	-	-

• ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 4%.

Jul – Sept 13 (Q1 FY 14) Results
Global Health Care Highlights

- Oral Care shipments and global value share were in-line with year ago. Continued strong growth in the toothpaste expansion markets was off-set by competitive pressures in the U.S. and China.

- Personal Health Care volume was in-line with year ago. Growth from recent innovation in the diagnostics business was off-set by a high base period in CEEMEA due to the Vicks launch in several markets and volume declines in the U.S., largely due to recent price increases on Vicks and Metamucil.

- Pet Care shipments were down as the business moves back to full distribution after the Natura recall in the June quarter.

Jul – Sept 13 (Q1 FY 14) Results
Fabric & Home Care Segment

6%
6%
Organic Sales
Organic Volume

- -1% Pricing, +1% Mix
- Organic Volume: ↑ Mid-Singles Developed, ↑ High-singles Developing
- P&G global value share was in-line with year ago

Jul – Sept 13 (Q1 FY 14) Results
Fabric & Home Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Fabric Care	++	+	++
Home Care	++	++	++
Batteries	++	++	++
P&G Professional	++	++	~=

- ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 4%.

Jul – Sept 13 (Q1FY 14) Results

Global Fabric & Home Care Highlights

- Fabric Care volume increased mid-single digits led by strong growth in Mexico due to our recent interventions, in Brazil behind the growth of liquid detergents, and in Greater China, where all laundry forms are growing share.

- Home Care shipments were up high single digits with all regions growing. North America Home Care value share grew nearly one point with Dish, Air Care and Surface Care all growing share.

- Batteries volume increased high single digits, and global value share was up. North America volume grew mid-teens, and value share was up over 2.5 points behind the recent distribution gains in several customers and the launch of the new Quantum innovation.

Jul – Sept 13 (Q1FY 14) Results
Baby, Feminine & Family Care Segment

6%
6%
Organic Sales
Organic Volume

- Flat Pricing, Flat Mix
- Organic Volume: ↑ Mid-Singles Developed, ↑ High singles Developing
- P&G global value share declined 0.2 points

Jul – Sept 13 (Q1FY 14) Results
Baby, Feminine & Family Care

By Category	Organic Volume Growth IYA		
	Global	Developed	Developing
Baby Care	++	++	++
Feminine Care	+	~=	+
Family Care	++	++	++

- ++ represents growth above 3%, + represents growth of 2-3%, ~= represents growth of 1% to decline of 1%; - represents decline greater than 1%. Company average = 4%.

Jul – Sept 13 (Q1 FY 14) Results

Global Baby, Feminine & Family Care Highlights

- Baby Care shipments increased high single digits led by North America, which grew volume double digits largely behind pipeline shipments from the new baby care innovation that spans all of the Pampers and Luvs products.

- Feminine Care volume was up low single digits as growth in North America Feminine Care behind recent value and equity building interventions and in India behind market and value share growth were partially offset by challenges in China.

- Family Care shipments grew high single digits, and value share was up 0.5 points in the U.S. behind the Charmin DuraClean, Charmin Ultra Soft and Bounty Trap & Lock innovations and value interventions made in FY 2013.

Fiscal Year 2014 Guidance

Bounty
Pampers
bounce
Bold
Ace
IAMS
EUKANUBA
Tide
Charmin
Luvs
Dash
Prilosec
ARIEL
Cascade
Swiffer
DURACELL
Fixodent
BRAUN

FY 2014 Priorities and Focus Areas

- Value creation
- Productivity & innovation
- Operating discipline & execution
- Capabilities for growth

TSR

FY 2014 Guidance
Organic Sales & EPS Growth – No Change

	FY'14
Organic Sales Growth	+3% to +4%
Currency	-2%
All-in Sales Growth	+1% to +2%
Core Earnings Per Share	+5% to +7%
All-in Earnings Per Share	+7% to +9%

FY 2014 Guidance
Front-Half vs. Back-Half

	Front-Half	Back-Half
Currency Headwind	Significant	Uncertain
Manufacturing Start-up Costs	Relatively high	Annualized
Venezuelan Bolivar devaluation	Not in base	Annualized
Productivity Savings	Builds throughout the year	
Western Europe Bleach Divestiture	In base period

FY 2014 Guidance
Productivity

Cost of Goods

- $1.4+ billion in savings
- 6%+ manufacturing productivity improvement

Overheads

- Reductions ahead of initial targets
- Will look to accelerate FY'15 reductions into FY'14

Marketing

- Expect spending to increase in absolute dollars, but decrease modestly as a % of sales

FY 2014 Guidance
Returning Value to Shareholders

$ billions	FY '14
Dividends	$6.5+
Share Repurchase	$5 to $7
Value to Shareholders	$11.5 to $13.5
Free Cash Flow Productivity	~90%
Shareholder Yield* % of market cap	5% to 6%

*Shareholder Yield calculated based on market cap of about $215 billion.

FY 2014 Guidance
Risks Not Included in Guidance

- Further market size contraction
- Venezuela – price controls,
  access to Dollars for imported products,
  devaluation
- Incremental currency volatility
- Unrest in the Middle East

Forward Looking Statements

Certain statements in this release or presentation, other than purely historical information, including estimates, projections, statements relating to our business plans, objectives, and expected operating results, and the assumptions upon which those statements are based, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements generally are identified by the words "believe," "project," "anticipate," "estimate," "intend," "strategy," "future," "opportunity," "plan," "may," "should," "will," "would," "will be," "will continue", "will likely result," and similar expressions. Forward-looking statements are based on current expectation and assumptions that are subject to risks and uncertainties which may cause results to differ materially from the forward-looking statements. We undertake no obligation to update or revise publicly any forward-looking statements, whether because of new information, future events or otherwise.

Risks and uncertainties to which our forward-looking statements are subject include: (1) the ability to achieve business plans, including growing existing sales and volume profitably and maintaining and improving margins and market share, despite high levels of competitive activity, an increasingly volatile economic environment, lower than expected market growth rates, especially with respect to the product categories and geographical markets (including developing markets) in which the Company has chosen to focus, and/or increasing competition from mid- and lower tier value products in both developed and developing markets; (2) the ability to successfully manage ongoing acquisition, divestiture and joint venture activities to achieve the cost and growth synergies in accordance with the stated goals of these transactions without impacting the delivery of base business objectives; (3) the ability to successfully manage ongoing organizational changes and achieve productivity improvements designed to support our growth strategies, while successfully identifying, developing and retaining particularly key employees, especially in key growth markets where the availability of skilled employees is limited; (4) the ability to manage and maintain key customer relationships; (5) the ability to maintain key manufacturing and supply sources (including sole supplier and plant manufacturing sources); (6) the ability to successfully manage regulatory, tax and legal requirements and matters (including product liability, patent, intellectual property, price controls, import restrictions, environmental and tax policy), and to resolve pending matters within current estimates; (7) the ability to resolve the pending competition law inquiries in Europe within current estimates; (8) the ability to successfully implement, achieve and sustain cost improvement plans and efficiencies in manufacturing and overhead areas, including the Company's outsourcing projects; (9) the ability to successfully manage volatility in foreign exchange rates, as well as our debt and currency exposure (especially in certain countries with currency exchange controls, such as Venezuela, Argentina, China, India and Egypt); (10) the ability to maintain our current credit rating and to manage fluctuations in interest rate, increases in pension and healthcare expense, and any significant credit or liquidity issues; (11) the ability to manage continued global political and/or economic uncertainty and disruptions, especially in the Company's significant geographical markets, due to a wide variety of factors, including but not limited to, terrorist and other hostile activities, natural disasters and/or disruptions to credit markets, resulting from a global, regional or national credit crisis; (12) the ability to successfully manage competitive factors, including prices, promotional incentives and trade terms for products; (13) the ability to obtain patents and respond to technological advances attained by competitors and patents granted to competitors; (14) the ability to successfully manage increases in the prices of commodities, raw materials and energy, including the ability to offset these increases through pricing actions; (15) the ability to develop effective sales, advertising and marketing programs; (16) the ability to stay on the leading edge of innovation, maintain a positive reputation on our brands and ensure trademark protection; and (17) the ability to rely on and maintain key information technology systems and networks (including Company and third-party systems and networks), the security over such systems and networks, and the data contained therein. For additional information concerning factors that could cause actual results to materially differ from those projected herein, please refer to our most recent 10-K, 10-Q and 8-K reports.

The Procter & Gamble Company: Reg G Reconciliation of Non-GAAP measures

In accordance with the SEC’s Regulation G, the following provides definitions of the non-GAAP measures used in Procter & Gamble's October 25, 2013 earnings call and associated slides with the reconciliation to the most closely related GAAP measure.  The measures provided are as follows:
1.	Organic Sales Growth – page 1
2.	Core EPS – pages 2 through 3
3.	Currency-neutral Core EPS – page 3
4.	Core Operating Profit Margin – page 4
5.	Core Gross Margin – page 4
6.	Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales – page 4
7.	Free Cash Flow – page 5
8.	Free Cash Flow Productivity – page 5

1. Organic Sales Growth:
Organic sales growth is a non-GAAP measure of sales growth excluding the impacts of acquisitions, divestitures and foreign exchange from year-over-year comparisons.  We believe this provides investors with a more complete understanding of underlying sales trends by providing sales growth on a consistent basis.  Organic sales is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of reported sales growth to organic sales is as follows:

Total P&G	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
JAS 2012	-4%	6%	0%	2%
OND 2012	2%	1%	0%	3%
JFM 2013	2%	1%	0%	3%
AMJ 2013	2%	2%	0%	4%
FY 2014 (Estimate)	1% to 2%	2%	0%	3% to 4%

JAS 2013	Net Sales Growth	Foreign Exchange Impact	Acquisition/ Divestiture Impact*	Organic Sales Growth
Beauty	-1%	2%	0%	1%
Grooming	-3%	2%	2%	1%
Health Care	-1%	1%	0%	0%
Fabric Care and Home Care	3%	3%	0%	6%
Baby, Feminine and Family Care	5%	1%	0%	6%
Total P&G	2%	2%	0%	4%
*Acquisition/Divestiture Impact includes rounding impacts necessary to reconcile net sales to organic sales.

2. Core EPS:  This is a measure of the Company’s diluted net earnings per share from continuing operations excluding certain items that are not judged to be part of the Company’s sustainable results or trends.  This includes holding gain on the buyout of our Iberian joint venture in FY 2013, charges related to incremental restructuring due to increased focus on productivity and cost savings in FYs 2014, 2013 and 2012, charge from the balance sheet impact of the Venezuela devaluation in FY 2013, charges related to European legal matters in FY’s 2013, 2012, 2011 and 2010, impairment charges for goodwill and indefinite lived intangible assets in FY 2013 and 2012.  We believe the Core EPS measure provides an important perspective of underlying business trends and results and provides a more comparable measure of year-on-year earnings per share growth.  Core EPS is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The tables below provide a reconciliation of diluted net earnings per share to Core EPS:

Quarter / Period Data:
	JAS 13	JAS 12
Diluted Net Earnings Per Share	$1.04	$0.96
Charges for European legal matters	-	$0.01
Incremental restructuring	$0.02	$0.09
Rounding impacts	($0.01)	-
Core EPS	$1.05	$1.06
Core EPS Growth	-1%

	AMJ 13	AMJ 12
Diluted Net Earnings Per Share-Continuing Operations	$0.64	$0.74
Charges for European legal matters	$0.04	-
Impairment charges	$0.10	-
Incremental restructuring	$0.02	$0.08
Rounding impacts	($0.01)	-
Core EPS	$0.79	$0.82
Core EPS Growth	-4%

	JFM 13	JFM 12
Diluted Net Earnings Per Share	$0.88	$0.82
Snacks results of operations – Discontinued Operations	-	$(0.01)
Diluted Net Earnings Per Share-Continuing Operations	$0.88	$0.81
Venezuela balance sheet devaluation impacts	$0.08	-
Impairment charges	-	$0.01
Incremental restructuring	$0.03	$0.12
Core EPS	$0.99	$0.94
Core EPS Growth	5%

	OND 12	OND 11
Diluted Net Earnings Per Share-Continuing Operations	$1.39	$0.56
Impairment charges	-	$0.50
Charges for European legal matters	-	$0.02
Gain on buyout of Iberian JV	($0.21)	-
Incremental restructuring	$0.05	$0.01
Rounding	($0.01)	-
Core EPS	$1.22	$1.09
Core EPS Growth	12%

	JAS 12	JAS 11
Diluted Net Earnings Per Share-Continuing Operations	$0.96	$1.01
Incremental restructuring	$0.09	-
Charges for European Legal Matters	$0.01	-
Core EPS	$1.06	$1.01
Core EPS Growth	5%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

3. Currency-neutral Core EPS:  This is a measure of the Company’s Core EPS excluding the impact of foreign exchange.  We believe the currency-neutral Core EPS measure provides a more comparable view of year-on-year earnings per share growth.

	JAS 13	JAS 12
Diluted Net Earnings Per Share	$1.04	$0.96
Charges for European legal matters	-	$0.01
Incremental restructuring	$0.02	$0.09
Foreign exchange impact	$0.09	-
Rounding impacts	($0.01)	-
Currency-neutral Core EPS	$1.14	$1.06
Currency-neutral Core EPS Growth	8%

Note – All reconciling items are presented net of tax.  Tax effects are calculated consistent with the nature of the underlying transaction.  The charge for the significant settlement from U.S. tax litigation is tax expense.

4. Core Operating Profit Margin:  This is a measure of the Company’s Operating Margin adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings and the prior year charges for European legal matters:

	JAS 13	JAS 12
Operating Profit Margin	19.6%	19.1%
Incremental restructuring	0.3%	1.4%
Charges for European legal matters	-	0.1%
Core Operating Profit Margin	19.9%	20.6%
Basis point change	-70

5. Core Gross Margin:
This is a measure of the Company’s gross margin adjusted for the current year charges related to incremental restructuring due to increased focus on productivity and cost savings:

	JAS 13	JAS 12
Gross Margin	49.0%	50.1%
Incremental restructuring	0.3%	0.5%
Core Gross Margin	49.3%	50.6%
Basis point change	-130

6. Core Selling, General & Administrative Expenses (SG&A) as a % of Net Sales:
This is a measure of the Company’s SG&A as a % of Net Sales adjusted for the current and prior year charges related to incremental restructuring due to increased focus on productivity and cost savings and the prior year charges for European legal matters:

	JAS 13	JAS 12
SG&A as a % Net Sales	29.4%	31.0%
Incremental restructuring	-	(0.9%)
Charges for European legal matters	-	(0.1%)
Core SG&A as a % Net Sales	29.4%	30.0%
Basis point change	-60

7. Free Cash Flow:
Free cash flow is defined as operating cash flow less capital spending.  We view free cash flow as an important measure because it is one factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow is also one of the measures used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow is provided below (amounts in millions):

	Operating Cash Flow	Capital Spending	Free Cash Flow
JAS 2013	$2,044	($725)	$1,319

8. Free Cash Flow Productivity:
Free cash flow productivity is defined as the ratio of free cash flow to net earnings.  The Company’s long-term target is to generate annual free cash flow at or above 90 percent of net earnings.  We view free cash flow productivity as an important measure because it is a factor in determining the amount of cash available for dividends and discretionary investment.  Free cash flow productivity is also a measure used to evaluate senior management and is a factor in determining their at-risk compensation.  The reconciliation of free cash flow productivity is provided below (amounts in millions):

	Free Cash Flow	Net Earnings	Free Cash Flow Productivity
JAS 2013	$1,319	$3,057	43%